UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2004

SLM FUNDING LLC

(Exact name of registrant as specified in its charter)

Originator of:

the Sallie Mae Student Loan Trust 1996-1,	the SLM Student Loan Trust 2002-5,
the SLM Student Loan Trust 1996-2,	the SLM Student Loan Trust 2002-6,
the SLM Student Loan Trust 1996-3,	the SLM Student Loan Trust 2002-7,
the SLM Student Loan Trust 1996-4,	the SLM Student Loan Trust 2002-8,
the SLM Student Loan Trust 1997-1,	the SLM Student Loan Trust 2003-1,
the SLM Student Loan Trust 1997-2,	the SLM Student Loan Trust 2003-2,
the SLM Student Loan Trust 1997-3,	the SLM Student Loan Trust 2003-3,
the SLM Student Loan Trust 1997-4,	the SLM Student Loan Trust 2003-4,
the SLM Student Loan Trust 1998-1,	the SLM Student Loan Trust 2003-5,
the SLM Student Loan Trust 1998-2,	the SLM Student Loan Trust 2003-6,
the SLM Student Loan Trust 1999-1,	the SLM Student Loan Trust 2003-7,
the SLM Student Loan Trust 1999-2,	the SLM Student Loan Trust 2003-8,
the SLM Student Loan Trust 1999-3,	the SLM Student Loan Trust 2003-9,
the SLM Student Loan Trust 2000-1,	the SLM Student Loan Trust 2003-10,
the SLM Student Loan Trust 2000-2,	the SLM Student Loan Trust 2003-11,
the SLM Student Loan Trust 2000-3,	the SLM Student Loan Trust 2003-12,
the SLM Student Loan Trust 2000-4,	the SLM Student Loan Trust 2003-14,
the SLM Student Loan Trust 2001-1,	the SLM Student Loan Trust 2004-1,
the SLM Student Loan Trust 2001-2,	the SLM Student Loan Trust 2004-2,
the SLM Student Loan Trust 2001-3,	the SLM Student Loan Trust 2004-3,
the SLM Student Loan Trust 2001-4,	the SLM Student Loan Trust 2004-4,
the SLM Student Loan Trust 2002-1,	the SLM Student Loan Trust 2004-5,
the SLM Student Loan Trust 2002-2,	the SLM Student Loan Trust 2004-6,
the SLM Student Loan Trust 2002-3,	the SLM Student Loan Trust 2004-7, and
the SLM Student Loan Trust 2002-4,	the SLM Student Loan Trust 2004-8.

DELAWARE	33-95474/333-2502/333-24949/ 333-44465/333-30932/333-68660/ 333-97247/333-104887	23-2815650
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)
12061 Bluemont Way V 3419 Reston, VA 20190
(Address of principal executive offices)

Registrant’s telephone number including area code: (703) 984-6419

11600 Sallie Mae Drive

UDC 3164

Reston, VA 20193

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on Page 5

ITEM 1.01              Entry into a Material Definitive Agreement.

Closing of SLM Student Loan Trust 2004-8.

Effective as of August 25, 2004, SLM Funding LLC (“SLM Funding”), Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the Eligible Lender Trustee”) and Deutsche Bank Trust Company Americas, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”), executed and delivered the Amended and Restated Trust Agreement dated as of August 25, 2004 which amended and restated the Trust Agreement dated August 11, 2004 by and between SLM Funding and the Eligible Lender Trustee pursuant to which the SLM Student Loan Trust 2004-8 (the “Trust”) was formed.

On August 17, 2004, the following agreements were executed and delivered by the respective parties thereto: the Underwriting Agreement and the Pricing Agreement relating to the Student Loan-Backed Notes to issued by the Trust, among SLM Funding, SLM Education Credit Finance Corporation (“ECFC”), SLM Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated on behalf of the Underwriters named in Schedule I to the Pricing Agreement (the “Underwriters”).

In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of August 25, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC; (b) the Interim Trust Agreement, dated as of August 1, 2004, by and between SLM Funding and the Interim Eligible Lender Trustee; (c) the Indenture, dated as of August 1, 2004, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee; (d) the Sale Agreement, dated as of August 25, 2004, by and among the Trust, the Eligible Lender Trustee, SLM Funding and the Interim Eligible Lender Trustee; (e) the Administration Agreement, dated as of August 25, 2004, by and among the Trust, Sallie Mae, Inc., in its capacity as administrator (the “Administrator”), the Eligible Lender Trustee, Sallie Mae, Inc., in its capacity as the servicer, (the “Servicer”), SLM Funding and the Indenture Trustee; and (f) the Servicing Agreement, dated as of August 25, 2004, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

On August 25, 2004, the Trust issued $1,239,035,000 of its registered Student Loan-Backed Notes.

The Trust also issued €820,000,000 of its privately placed Student Loan-Backed Notes.

Item 2.01                Completion of Acquisition or Disposition of Assets.

The Trust used the net proceeds of these notes to purchase $2,193,256,666.49 of student loans originated under the Federal Family Education Loan Program.

ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated August 17, 2004, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated August 17, 2004, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of August 25, 2004, by and among SLM Funding, the Eligible Lender Trustee and the Indenture Trustee.

4.2	Interim Trust Agreement, dated as of August 1, 2004, by and between SLM Funding and the Interim Eligible Lender Trustee.

4.3	Indenture, dated as of August 1, 2004, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.1	Purchase Agreement, dated as of August 25, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC.

99.2	Sale Agreement, dated as of August 25, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.3	Administration Agreement, dated as of August 25, 2004, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.4	Servicing Agreement, dated as of August 25, 2004, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2004	SLM FUNDING LLC

	By:	/s/ MARK L. HELEEN
Name: Mark L. Heleen
Title: VICE PRESIDENT

INDEX TO EXHIBIT

Exhibit Number	Exhibit
1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated August 17, 2004, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated August 17, 2004, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of August 25, 2004, by and among SLM Funding, the Eligible Lender Trustee and the Indenture Trustee.

4.2	Interim Trust Agreement, dated as of August 1, 2004, by and between SLM Funding and the Interim Eligible Lender Trustee.

4.3	Indenture, dated as of August 1, 2004, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.1	Purchase Agreement, dated as of August 25, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC.

99.2	Sale Agreement, dated as of August 25, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.3	Administration Agreement, dated as of August 25, 2004, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.4	Servicing Agreement, dated as of August 25, 2004, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.